UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2018

CAMBRIDGE BANCORP

(Exact name of Registrant as Specified in Its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	001-38184 (Commission File Number)	04-2777442 (IRS Employer Identification No.)

1336 Massachusetts Avenue Cambridge, MA 02138
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 876-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.

On December 5, 2018, Cambridge Bancorp, a Massachusetts corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Optima Bank & Trust Company (“Optima”) and Cambridge Trust Company (“Cambridge Trust”), the Company’s subsidiary bank, pursuant to which Optima will merge with an into Cambridge Trust.

Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of each party, Optima will merge with and into Cambridge Trust (the “Merger”).

Under the terms of the Merger Agreement, each outstanding share of Optima common stock will be converted into the right to receive $32.00 in cash or 0.3468 shares of the Company’s common stock. The Optima shareholders will have the right to elect either cash or stock with the constraint that the overall transaction must be consummated with 95% of Optima shares being exchanged for the Company’s common stock and 5% being exchanged for cash. If there is an imbalance in elections, there will be a proration of proceeds to achieve the 95/5 split.

The Merger is subject to customary closing conditions, including the receipt of regulatory approvals and approval by the shareholders of Optima, and is expected to close in the second quarter of 2019. Following the Merger, Daniel Morrison, currently the Chairman, President and Chief Executive Officer of Optima, will be employed as Chief Executive Officer of Cambridge Trust in New Hampshire and William Young, currently the Executive Vice President and Chief Lending Officer of Optima, will be employed as Senior Vice President of Cambridge Trust. Effective at the closing of the transaction, Mr. Morrison will be appointed to the board of directors of the Company and the board of directors Cambridge Trust, to serve until the next annual meeting of the Company at which time Mr. Morrison will be nominated for re-election.

In connection with the Merger Agreement, the Company and Cambridge Trust entered into Offer Letters with each of Daniel Morrison, Pamela Morrison and William Young.  Additionally, concurrently with entering into the Merger Agreement, the Company entered into Voting Agreements with each of the directors and certain of the executive officers of Optima pursuant to which such shareholders agreed to vote their Optima shares in favor of the Merger.

If the Merger is not consummated under specified circumstances, Optima may be required to pay the Company a termination fee of $2.5 million.

The Merger Agreement also contains customary representations and warranties that the Company and Optima made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company and Optima, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between the Company and Optima rather than establishing matters as facts.

The foregoing is not a complete description of the Merger Agreement and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. For additional information, reference is made to the joint press release dated December 5, 2018, which is included as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information and Where to Find It

The Company intends to file with the SEC a Registration Statement on Form S-4 relating to the proposed merger as well as the proxy statement/prospectus of Optima for the solicitation of proxies from Optima’s shareholders. SHAREHOLDERS OF THE COMPANY AND OPTIMA ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the proxy statement/prospectus, as well as other filings containing information about the Company and Optima, may be obtained at the SEC’s website at http://www.sec.gov. In addition, copies of the proxy statement/prospectus can also be obtained free of charge by directing a request to Cambridge Bancorp, 1336 Massachusetts Avenue, Cambridge, MA 02138, attention: Corporate Secretary (617) 876-5500.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward Looking Statements

This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about Cambridge Bancorp (together with its bank subsidiary unless the context otherwise requires, “Cambridge” or the “Company”) and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors are described within the Company’s filings with the Securities & Exchange Commission.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (1) the businesses of Cambridge and Optima may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Optima may fail to approve the merger; (6) changes to interest rates, (7) the ability to control costs and expenses, (8) general economic conditions, (9)the success of the Company’s efforts to diversify its revenue base by developing additional sources of non-interest income while continuing to manage its existing fee-based business, and (10) risks associated with the quality of the Company’s assets and the ability of its borrowers to comply with repayment terms. Further information about these and other relevant risks and uncertainties may be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in subsequent filings with the Securities and Exchange Commission.

The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Item 7.01.Regulation FD Disclosure.

On December 5, 2018, the Company issued a press release to announce the signing of the Merger Agreement, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. Beginning on December 5, 2018, the Company will conduct investor presentations. A copy of the presentation is furnished as Exhibit 99.2 and is incorporated herein by reference.

The information in Item 7.01 of this report and in the attached Exhibits 99.1 and 99.2 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report, including Exhibits 99.1 and 99.2 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated December 5, 2018, by and between Cambridge Bancorp, Cambridge Trust Company and Optima Bank & Trust Company.
99.1	Press Release, dated December 5, 2018.
99.2	Investor Presentation, dated December 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMBRIDGE BANCORP

December 5, 2018
	By	/s/ Michael F. Carotenuto
Michael F. Carotenuto
Senior Vice President and Chief Financial Officer